Exhibit 99.1

IIOT-OXYS, Inc. Reports Third Quarter Results and Upcoming Investor Conference Call

CAMBRIDGE, MA / ACCESSWIRE / November 23, 2022 / IIOT-OXYS, Inc. (OTC PINK:ITOX) announced its financial results for its third quarter ended September 30, 2022, and an upcoming Investor Conference Call on Wednesday, November 30, 2022.

Cliff Emmons, CEO of IIOT-OXYS, Inc. (Oxys) stated, "We're pleased to announce that we kept our revenue promise for the quarter ended September 30th, 2022. As predicted, third quarter revenue exceeded that in second quarter. This makes two consecutive quarters of revenue, which the Company hasn't done since before the pandemic. We are pleased that the momentum of the second quarter’s revenue continued into the third quarter and we expect it will continue through the fourth quarter. We also expect revenue for the second half of 2022 will exceed that generated in the first half of 2022. In total, we expect that total revenue for 2022 will be approaching 2019 levels. We continue to gain traction with strategic partners, customers, and potential customers in our key two markets: Smart Manufacturing / Industry 4.0 and Structural Health Monitoring (SHM). These are both high growth markets. Market research shows the worldwide Industry 4.0 market in 2021 was $64.9 billion USD and is projected to be $165.5 billion USD by 2026 (20.6% CAGR)1. Also, the worldwide Structural Health Monitoring industry was $2.0 billion USD in 2021 and will reach $4.0 billion USD by 2027 (CAGR of 14.6%)2. Through our collaborations with Aretas Sensor Networks, we have access to a third market, Indoor Air Quality Monitors, which was estimated at $3.7 billion USD in 2020 and projected to reach $6.4 billion USD in 2027, growing at 8.2% CAGR3."

Those attending the investor conference call will have the opportunity to submit questions concerning the Company to Stuart Smith of SmallCapVoice.Com, Inc. via e-mail: ssmith@smallcapvoice.com by 12:00 PM EST on Monday, November 28th, 2022. No questions will be taken live during the call and the Company plans to address as many appropriate questions as possible.

To access the call on Wednesday, November 30th, 2022 at 5:00 PM EST:

Dial-In Number: 1-857-232-0157

Access Code: 422095

For those unable to participate in the conference call at that time, a replay will be available at https://www.smallcapvoice.com/clients/itox/ shortly after the call has concluded.

About IIOT-OXYS Inc.

IIOT-OXYS, Inc. is a technology company at the intersection of IIoT, AI & Machine Learning, Edge Computing and Manufacturing Operations. We provide actionable mission-critical insights for the Medical/Pharmaceutical, Manufacturing, Agriculture, Defense, and Structural Health, and other industries. IIOT-OXYS's edge computing open-source hardware and proprietary ML algorithms employ our Minimally Invasive Load Monitoring (MILM) technology to simply gather data and gain insights to monitor, scope, move from preventive to predictive maintenance, and even optimize development and manufacturing processes. For additional information visit www.oxyscorp.com.

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1 https://www.marketsandmarkets.com/Market-Reports/industry-4-market-102536746.html

2 https://www.marketsandmarkets.com/Market-Reports/structural-health-monitoring-market-101431220.html

3 https://www.reportlinker.com/p05957040/Global-Indoor-Air-Quality-Monitors-Industry.html

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Forward-Looking Statements

This news release contains forward-looking statements that reflect Management's current views about future events and financial performance. Forward-looking statements often contain words such as ''expects,'' ''anticipates,'' ''intends,'' or ''believes.'' Our forward-looking statements are subject to a number of risks and uncertainties that may cause actual results and events to differ materially from those projected in the forward-looking statements. Risks and uncertainties that could adversely affect us include, without limitation, the loss of major customers, our failure to obtain new contracts, our inability to patent products or processes, our infringement of patents held by others, our inability to finance our business and the other risks and uncertainties that are discussed in our most recent filings with the Securities and Exchange Commission. The forward-looking statements in this news release are made only as of the date of this news release. We undertake no obligation to update our forward-looking statements, whether as a result of new information, future events or otherwise.

Contact Information:

IIOT-OXYS, Inc.

Clifford L. Emmons

CEO

contact@oxyscorp.com

www.oxyscorp.com

SOURCE: IIOT-OXYS, Inc.

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